Exhibit 10.3
Execution Version

JOINDER AGREEMENT

LENDER JOINDER AGREEMENT, dated April 24, 2025 (this “Agreement”), by and among each of the signatories hereto, is made in connection with that certain Credit Agreement dated as of December 13, 2024 (as amended, restated. supplemented or otherwise modified from time to time, the “Credit Agreement”), among Air Lease Corporation, a Delaware corporation (the “U.S. Borrower”), ALC Aircraft Financing Designated Activity Company, a designated activity company incorporated in Ireland (together with the U.S. Borrower, each a “Borrower” and together the “Borrowers”), Sumitomo Mitsui Trust Bank, Limited, New York Branch as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the Lenders from time to time party thereto.
W I T N E S S E T H
WHEREAS, the Credit Agreement provides in Section 2.3(c) thereof for the extension by certain eligible Persons of Commitments under the Credit Agreement, subject to the execution of a Joinder Agreement by the proposed Incremental Lender, the Borrowers and the Administrative Agent in substantially the form of this Agreement; and
WHEREAS, the undersigned Incremental Lender desires to become a party to the Credit Agreement in respect of the Incremental Commitment described below.
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
SECTION 1 The undersigned Incremental Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the date of this Agreement, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with an Incremental Commitment of a $33,500,000.00 Tranche B Loan Commitment.
SECTION 2 The undersigned Incremental Lender (a) represents and warrants that it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
SECTION 3 The undersigned’s address for notices for the purposes of the Credit Agreement is as follows:

CMB Wing Lung Bank Limited
16/F, CMB Wing Lung Bank Building
45 Des Voeux Road Central

Hong Kong

Attention:	[**]

Email:	[**]

Phone:	[**]
SECTION 4 Each Borrower party hereto hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
SECTION 5 Terms defined in the Credit Agreement shall have their defined meanings when used herein.
SECTION 6 This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 7 This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

CMB Wing Lung Bank Limited, as Incremental Lender

By:	/s/ Jiang Chirong
Name:	Jiang Chirong
Title:	Head of Corporate Banking Department II

By:	/s/ Zhang Ruoneng
Name:	Zhang Ruoneng
Title:	Head of Acquisition Finance Division, Syndication Loan and Acquisition Financing Department

Acknowledged as of the date first written above:

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Joaquin G. Hofilena
Name:	Joaquin D. Hofilena
Title:	Senior Director

AIR LEASE CORPORATION, as a Borrower

By:	/s/ Gregory B. Willis
Name:	Gregory B. Willis
Title:	Executive Vice President and Chief Financial Officer

ALC AIRCRAFT FINANCING DESIGNATED ACTIVITY COMPANY, as a Borrower

By:	/s/ Gregory B. Willis
Name:	Gregory B. Willis
Title:	Attorney

[Signature Page to Joinder Agreement]